Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
6-30-15 Semi-Annual Report

a.
N/A

b.
N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts;

1.
Investment Advisory Agreement among the Trust and Nationwide Fund
 Advisors ("NFA") dated May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust's registration statement on April 30, 2007, is hereby incorporated by reference.

 a.

Exhibit A to the Investment Advisory Agreement, effective May 1,
 2007, as amended May 1, 2015, previously filed as Exhibit EX-28.d.1.a.
 with the Trust's registration statement on April 21, 2015 is hereby incorporated by reference.

2.
 Subadvisory Agreement among the Trust, NFA and Winslow Capital
 Management, LLC, for the NVIT Multi-Manager Large Cap Growth Fund,
 a series of the Trust, dated October 1, 2014, previously filed as
 Exhibit EX-28.d.2.s with the Trust's registration statement on
 February 12, 2015, is hereby incorporated by reference.

a.
Exhibit A, effective October 1, 2014, as amended May 1, 2015 to the
 Subadvisory Agreement among the Trust, NFA and Winslow Capital
 Management LLC, previously filed as Exhibit EX-28.d.2.q.i.with the
 Trust's registration statement on April 21, 2015, is hereby incorporated by reference.

 Subadvisory Agreement among the Trust, NFA and Pyramis Global Advisors,
 LLC for the NVIT Multi-Manager Large Cap Growth Fund dated April 2, 2012, previously filed as Exhibit EX-28.d.2.aa with the Trust's registration statement on April 24, 2012, is hereby incorporated by reference.

a.
Exhibit A, effective April 2, 2012, as amended May 1, 2015 to the
 Subadvisory Agreement among the Trust, NFA and Pyramis Global Advisors, LLC, previously filed as Exhibit EX-28.d.2.t.i. with the Trust's registration statement on April 21, 2015, is hereby incorporated by reference.

 Subadvisory Agreement among the Trust, NFA and Massachusetts Financial
 Services Company for the NVIT Multi-Manager Large Cap Growth Fund and NVIT
 Multi-Manager Large Cap Value Fund dated April 2, 2012, previously filed as Exhibit EX-28.d.2.ab with the Trust's registration statement on April 24,
 2012, is hereby incorporated by reference.

a.
Exhibit A, effective April 2, 2012, amended May 1, 2015 to the Subadvisory
 Agreement among the Trust, NFA and Massachusetts Financial Services Company,
 previously filed as Exhibit EX-28.d.2.u.i. with the Trust's registration statement on April 21, 2015, is hereby incorporated by reference.

Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management,
 LLC, effective September 3, 2014 for the NVIT Core Bond Fund, the NVIT Short
 Term Bond Fund, the NVIT Cardinal Managed Growth Fund, the NVIT Cardinal
 Managed Growth & Income Fund, the NVIT Investor Destinations Managed Growth
 Fund, the NVIT Investor Destinations Managed Growth & Income Fund, the NVIT
 Managed American Funds Asset Allocation Fund and the NVIT Managed American
 Funds Growth-Income Fund, previously filed as Exhibit EX-28.d.2.aa with the
 Trust's registration statement on February 12, 2015, is hereby incorporated by reference.

a.
Exhibits A and B, effective September 3, 2014, as amended May 1, 2015 to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and
 Nationwide Asset Management, LLC, previously filed as Exhibit EX-28.d.2.bb.i.
 with the Trust's registration statement on April 21, 2015, is hereby incorporated by reference.

f.
N/A

g.
N/A